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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 2, 2004
Date of Report (Date of earliest event reported)

WHITE MOUNTAINS INSURANCE GROUP, LTD.
(Exact name of registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation or organization)	1-8993 (Commission file number)	94-2708455 (I.R.S. Employer Identification No.)
80 South Main Street, Hanover, New Hampshire 03755 (Address of principal executive offices)

(603) 640-2200
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OF ASSETS.

On August 2, 2004, White Mountains Insurance Group, Ltd. ("White Mountains" or the "Registrant") issued a press release stating that the investor group led by White Mountains and Berkshire Hathaway Inc. had completed its previously announced acquisition of the life and investments business of Safeco Corporation ("Symetra Financial"). The press release was previously furnished as Exhibit 99.2 on the Registrant's Form 8-K dated August 2, 2004. This current report on Form 8-K/A amends the Registrant's Form 8-K dated August 2, 2004 (filed on August 12, 2004) by furnishing the financial statements and pro forma financial information required pursuant to Item 9.01 of Form 8-K.

The Stock Purchase Agreement by and among Safeco Corporation, General America Corporation, White Mountains Insurance Group, Ltd. and Occum Acquisition Corp. was filed previously as Exhibit 10 to the Registrant's Form 8-K dated March 15, 2004.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Businesses Acquired.

The audited combined financial statements of Symetra Financial as of and for the year ended December 31, 2003 are filed herewith as Exhibit 99.3. The unaudited interim combined financial statements for Symetra Financial as of June 30, 2004 and for the six months ended June 30, 2004 and 2003 are filed herewith as Exhibit 99.4. The GAAP financial statements of Symetra Financial filed herewith as Exhibits 99.3 and 99.4 were prepared by the management of Symetra Financial for the indicated pre-acquisition periods. The investor group that purchased Symetra Financial is in the process of reviewing Symetra Financial's statutory accounting records for potential purchase price adjustments pursuant to the terms of the Stock Purchase Agreement.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet of the Registrant as of June 30, 2004 and the unaudited pro forma condensed combined income statements of the Registrant for the six months ended June 30, 2004 and year ended December 31, 2003 are furnished herewith as Exhibit 99.5.

(c) Exhibits. The following exhibits are attached herewith:

EXHIBIT INDEX

99.3	The audited combined financial statements of Symetra Financial as of and for the year ended December 31, 2003.
99.4	The unaudited combined financial statements for Symetra Financial as of June 30, 2004 and for the six months ended June 30, 2004 and 2003.
99.5
The unaudited pro forma condensed combined balance sheet of the Registrant as of June 30, 2004 and the unaudited pro forma condensed combined income statements of the Registrant for the six months ended June 30, 2004 and the year ended December 31, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHITE MOUNTAINS INSURANCE GROUP, LTD.
DATED: October 15, 2004	By:	/s/ J. BRIAN PALMER J. Brian Palmer Chief Accounting Officer

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  ITEM 2.01 COMPLETION OF ACQUISITION OF ASSETS.
  ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
EXHIBIT INDEX
SIGNATURES